Higher One Holdings, Inc. Q3’10 Earnings Results November 9, 2010 Exhibit 99.2

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Forward-Looking Statements
This presentation includes forward-looking statements, as defined by the Securities and Exchange
Commission.  Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.
These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events.  The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.  Information about the factors that could affect future performance can be found in our recent SEC filings, available on our website at
http://ir.higherone.com/.
This presentation includes certain metrics presented on a non-GAAP basis, including non-GAAP adjusted
EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP adjusted net income, non-GAAP adjusted diluted
EPS, and non-GAAP Free Cash Flow.  We believe that these non-GAAP measures, which exclude amortization of intangibles, stock based compensation, and certain non-recurring or non-cash impacts to our results, all net of taxes, provide useful information regarding normalized trends relating to the company’s financial condition and results of operations.  Reconciliations of these non-GAAP measures to their closest comparable GAAP measure are included in the appendix of this presentation.

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q3’10 Summary
•
Strong performance on both top and bottom line
•
Executing against our priorities
–
Strong growth in SSE
–
Continue to increase aggregate OneAccount adoption
•
Continue to offer great value to our customers
–
Increase choices available to students
–
Save money and time for schools
–
On average, OneAccount costs less than half of the
average checking account*
*According to the Bretton Woods survey titled “Payment Systems Evolution and Branded Prepaid Card Analysis” and internal data

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q3’10 Summary… Revenue
*Calculation of organic revenue growth is included in the appendix of this presentation
Revenue
(in $ millions)
17.2
12.5
20.5
25.3
37.6
26.9
37.2
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10
Y/Y Revenue Growth -- -- -- -- 118% 116% 82%
Y/Y Organic Growth* -- -- -- -- 87% 80% 44%
Gross Profit Margin 72.5% 61.9% 68.6% 66.4% 70.1% 64.4% 64.9%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q3’10 Summary… Net Income
Net Income
(in $ millions)
4.0
0.4
4.8
5.0
8.3
1.8
6.4
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10
Y/Y Net Income Growth -- -- -- -- 104% 343% 34%
Net Income Margin 23.5% 3.3% 23.4% 19.6% 22.0% 6.8% 17.3%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q3’10 Summary… Adj. EBITDA
*Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation
Adjusted EBITDA
(in $ millions)
8.1
3.0
9.1
10.3
17.9
9.2
15.5
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10
Y/Y Adj. EBITDA Growth -- -- -- -- 121% 207% 71%
Adj. EBITDA Margin* 47.0% 24.0% 44.3% 40.8% 47.7% 34.2% 41.7%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q3’10 Summary… GAAP Diluted EPS
GAAP Diluted EPS
(in $)
0.08
0.01
0.09
0.09
0.15
0.03
0.11
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10
Y/Y Diluted EPS Growth -- -- -- -- 95% 324% 22%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q3’10 Summary… Adj. EPS
*Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation
Adjusted Diluted EPS
(in $)
0.09
0.03
0.10
0.11
0.19
0.09
0.15
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10
Y/Y Adj. EPS Growth -- -- -- -- 109% 212% 44%
Adj. Net Income Margin* 28.0% 12.4% 27.0% 24.4% 28.1% 18.8% 23.6%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q3’10 Summary… Operating Cash Flow
Operating Cash Flow
(in $ millions)
5.7
(1.2)
6.9
9.2
17.3
(0.1)
9.8
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10
Y/Y Operating CF Growth -- -- -- -- 204% -89% 42%
Operating CF as a % of Rev 33.1% -9.9% 33.8% 36.5% 46.1% -0.5% 26.5%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q3’10 Summary… Free Cash Flow
*Calculation of Free Cash Flow is included in the appendix of this presentation
Free Cash Flow
(in $ millions)
5.4
-1.5
6.4
8.1
16.2
-1.4
6.4
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10
Y/Y FCF Growth -- -- -- -- 199% -4% -1%
FCF Yield 31.5% -11.8% 31.3% 32.0% 43.1% -5.3% 17.1%
CapEx as % of Rev 1.6% 1.9% 2.5% 4.6% 3.0% 4.8% 9.4%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

2,213
2,331
2,663
2,833
3,264
Q3'09 Q4'09 Q1'10 Q2'10 Q3'10
1,765
1,949
2,202
2,315
2,450
Q3'09 Q4'09 Q1'10 Q2'10 Q3'10
Q3’10 Sales Update
*SSE stands for Signed School Enrollment, and is the total student enrollment (according to the most current IPEDs data) at all schools that have signed contracts for either our OneDisburse or at least one of our CASHNet Payment Suite products.
OneDisburse SSE* CASHNet Suite SSE*
+48% +39%
(in thousands) (in thousands)

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

925
1,538
358
255
Q3'09 OneAccounts Change in OneAccounts
at schools launched
before 9/30/09
New OneAccounts from
schools launched after
9/30/09
Q3'10 OneAccounts
Q3’10 OneAccount Growth
OneAccount Growth
+66%
(in thousands)

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

27
5,496
4,780
Q3'09 Q3'10
1,305
3,528
1,550
Q3'09 Q3'10
897
1,321
158
Q3'09 Q3'10
Q3’10 Revenue Breakdown*
*The lighter colors in the graph represent Higher One Payments, Inc. revenue prior to the acquisition, broken down into the different revenue buckets.  Year-over-year growth rates and revenue by bucket as a % of total revenue are calculated off of the Q3’09 combined Higher One, Inc. and Higher One Payments, Inc. revenue.
As a % of total
revenue*
Account
(in $ thousands)
Payment Trxn
(in $ thousands)
Higher Ed. Institution
(in $ thousands)
Other
(in $ thousands)
68% 72% 18% 15% 11% 9% 4% 4%
+47%
+14%
+24%
25%
18,274
26,880
Q3'09 Q3'10

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q3’10 Operating Expenses
•
Increase in G&A as a % of revenue mainly
driven by inclusion of CASHNet in Q3’10
results
•
Increase in professional fees from
standard corporate growth and
additional public company costs
•
Main driver of PD expense is employee
compensation… not ramping headcount as
fast as revenue
•
Absolute dollar value of PD expense up
31% y/y
•
Making the necessary investments for the
future
•
Excluding stock-based and other customer
acquisition expense, S&M expense as a
percent of revenue would have been 6.0%
in Q3’10 (compared to 6.6% in Q3’09)
•
Additional employee-related expenses
G&A
(as a % of rev)
PD
(as a % of rev)
Adj. S&M*
(as a % of rev)
21.5%
22.2%
Q3'09 Q3'10
2.8%
2.0%
Q3'09 Q3'10
6.6%
6.0%
Q3'09 Q3'10
7.7%
11.7%
Stock-based and
other M&A
related expense
*The Adjusted Sales and Marketing Expense graph shows both total Sales & Marketing as a percent of revenue as well as Sales & Marketing as a percent of revenue excluding stock-based and other acquisition expense, which is partially related to the vesting of certain shares issued in connection with the acquisition of EduCard. Stock-
based and other acquisition expense is recognized in the quarter as a function of sales and average share price.

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q3’10 Cash Flow / Capital Allocation
•
$6.4 in FCF
• $9.8M in operating cash flow
• $3.5M of CapEx ($1.4M related
to building project)
•
Net increase of $14.7 million in
investments available for sale
•
Fully liquid assets total $36.7M
•
$25M available on our credit
facility**
*Other primarily includes proceeds and tax benefits from options exercises
**Subject to certain covenants, outlined in our SEC filings
Cash & Investment Balance/Flows
(in millions)
FCF/Other Movements
$29.9
$21.9
$9.8
($3.5)
$0.3
$14.7
Q3'10 Beginning
Cash, Cash
Equivalents, and
Investments
Operating Cash
Flow
CapEx Other* Q3'10 Ending
Cash, Cash
Equivalents, and
Investments
$36.7
FCF
Cash and cash equivalents
Investments in available for sale securities

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

GAAP Guidance Update
FY’11 Q4’10
•
Q4 is first full quarter of Reg E impact
•
Lapping CASHNet acquisition on Nov 17
•
Higher share count impacting EPS growth in Q4/1H’11
Low High Low High
Revenue $34.5M - $36.5M $172M - $180M
GAAP Diluted EPS $0.02 - $0.11 $0.39 - $0.56

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Non-GAAP Guidance Update
*Calculation of Adjusted EPS is included in the appendix of this presentation
**FY’11 growth rates are based on the actuals from Q1’10, Q2’10 and Q3’10, and the midpoint of Q4’10 guidance
FY’11 Q4’10
•
Q4’10 is first full quarter of Reg E impact
•
Lapping CASHNet acquisition on Nov 17
•
Higher share count impacting EPS growth in Q4’10/1H’11
Low High Low High
Revenue $34.5M - $36.5M $172M - $180M
implied y/y growth** 36% - 44% 25% - 31%
Adj. Diluted EPS* $0.12 - $0.14 $0.67 - $0.73
implied y/y growth** 5% - 22% 19% - 30%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Summary
•
Strong performance on both top and bottom
line
•
Executing against our priorities
–
Strong growth in SSE
–
Continue to increase aggregate OneAccount
adoption
•
Continue to offer great value to our
customers
•
Well positioned for Q4 and beyond

® ©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc. 19 Q & A

® ©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc. 20 Appendix

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Calculation of Organic Revenue
March 31, June 30, Sept 30,
2010 2010 2010
Total Revenue Growth 118% 116% 82%
Acquisition Impact (31%) (36%) (38%)
Total Organic Revenue Growth 87% 80% 44%
Three Months Ended

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Calculation of Free Cash Flow
March 31, June 30, Sept 30, Dec 31, March 31, June 30, Sept 30,
(in thousands) 2009 2009 2009 2009 2010 2010 2010
GAAP Operating Cash Flow 5,698 $                   (1,233) $                6,940 $                   9,249 $                   17,326 $               (132) $                     9,847 $
Purchases of Fixed Assets, Net of Disposals (274) $                     (242) $                     (514) $                     (1,158) $                (1,128) $                (1,287) $                (3,484) $
Free Cash Flow 5,424 $                   (1,475) $                6,426 $                   8,091 $                   16,198 $               (1,419) $                6,363 $
Three Months Ended

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Calculation of Adjusted EBITDA
March 31, June 30, Sept 30, Dec 31, March 31, June 30, Sept 30,
(in thousands) 2009 2009 2009 2009 2010 2010 2010
GAAP Net Income 4,046 $                    413 $                        4,793 $                    4,967 $                    8,264 $                    1,830 $                    6,429 $
Interest income - (1) (1) (2) (1) (2) (10)
Interest expense 161 120 113 164 229 247 84
Income tax expense 2,267 252 2,596 2,810 5,167 1,183 4,277
Depreciation and amortization 570 684 633 1,082 1,626 1,747 1,947
EBITDA 7,044 1,468 8,134 9,021 15,285 5,005 12,727
Other income - - - (17) - - -
Stock-based and other customer acquisition expense 619 1,050 227 489 1,801 3,508 2,139
Stock-based compensation expense 293 329 341 424 849 692 643
Milestone bonus 150 150 375 419 - - -
Adjusted EBITDA 8,106 $                    2,997 $                    9,077 $                    10,336 $                  17,935 $                  9,205 $                    15,509 $
Revenues 17,235 $                  12,464 $                  20,503 $                  25,315 $                  37,568 $                  26,941 $                  37,225 $
Net Income Margin 23.5% 3.3% 23.4% 19.6% 22.0% 6.8% 17.3%
Adjusted EBITDA Margin 47.0% 24.0% 44.3% 40.8% 47.7% 34.2% 41.7%
Three Months Ended

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Calculation of Adjusted Diluted EPS
March 31, June 30, Sept 30, Dec 31, March 31, June 30, Sept 30,
(in thousands) 2009 2009 2009 2009 2010 2010 2010
GAAP Net Income 4,046 $                    413 $                        4,793 $                    4,967 $                    8,264 $                    1,830 $                    6,429 $
Stock-based and other customer acquisition expense 619 1,050 227 489 1,801 3,508 2,139
Stock-based compensation expense - ISO 112 140 152 206 437 373 338
Stock-based compensation expense - NQO 181 189 189 218 412 319 305
Milestone bonus expense 150 150 375 419 - - -
Amortization of intangibles 76 143 86 405 767 768 768
Amortization of finance costs 22 22 32 37 51 51 51
Total pre-tax adjustments 1,160 1,694 1,061 1,774 3,468 5,019 3,601
Tax rate 35.8% 35.9% 35.9% 35.9% 38.5% 38.7% 38.6%
Tax adjustment 376 558 326 563 1,167 1,796 1,259
Adjusted net income 4,830 $                    1,549 $                    5,528 $                    6,178 $                    10,565 $                  5,053 $                    8,771 $
Diluted Weighted Average Shares Outstanding 52,340 53,344 53,620 53,821 54,872 55,688 59,154
Diluted EPS 0.08 $                       0.01 $                       0.09 $                       0.09 $                       0.15 $                       0.03 $                       0.11 $
Adjusted Diluted EPS 0.09 $                       0.03 $                       0.10 $                       0.11 $                       0.19 $                       0.09 $                       0.15 $
Revenues 17,235 $                  12,464 $                  20,503 $                  25,315 $                  37,568 $                  26,941 $                  37,225 $
Net Income Margin 23.5% 3.3% 23.4% 19.6% 22.0% 6.8% 17.3%
Adjusted Net Income Margin 28.0% 12.4% 27.0% 24.4% 28.1% 18.8% 23.6%
Three Months Ended

(a) Estimated Non-GAAP amounts above for the three months ending December 31, 2010 reflect the estimated quarterly adjustments that exclude (i) the amortization of intangibles and finance costs of approximately $800,000, (ii) stock-based compensation expense of approximately $750,000, and (iii) stock-based and other customer acquisition expense of approximately $1.5 million to $8.0 million.

Stock-based and other customer acquisition expense primarily relates to our acquisition of EduCard in 2008, in connection with which we issued restricted stock, and IDC in 2009. We calculate the stock-based and other customer acquisition expense based on the undergraduate enrollment at higher education clients acquired relating to the acquisition, and the market value of our common stock at the time the client is acquired. It is difficult to predict with any degree of certainty either the number of new higher education clients we will acquire, the timing of future customer acquisitions, or the market value of our common stock at any time, resulting in a wide range of expected expense.

(b) Estimated Non-GAAP amounts above for the twelve months ending December 31, 2011 reflect the estimated annual adjustments, that exclude the amortization of intangibles and finance costs of approximately $3.0 million, stock-based compensation expense of approximately $3.5 million, and stock-based and other customer acquisition expense of approximately $9.0 million to $20.0 million.

Stock-based and other customer acquisition expense primarily relates to our acquisition of EduCard in 2008, in connection with which we issued restricted stock, and IDC in 2009. We calculate the stock-based and other customer acquisition expense based on the undergraduate enrollment at higher education clients acquired relating to the acquisition, and the market value of our common stock at the time the client is acquired. It is difficult to predict with any degree of certainty either the number of new higher education clients we will acquire, the timing of future customer acquisitions, or the market value of our common stock at any time, resulting in a wide range of expected expense.

HIGHER ONE

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Reconciliation of GAAP to non-GAAP Guidance
Revenues (in millions) $34.5 - $36.5 $34.5 - $36.5
Diluted EPS $0.02 - $0.11 $0.12 - $0.14
December 31, 2010
GAAP Non-GAAP (a)
Three Months Ending
Revenues (in millions) $172.0 - $180.0 $172.0 - $180.0
Diluted EPS $0.39 - $0.56 $0.67 - $0.73
December 31, 2011
GAAP Non-GAAP (b)
Twelve Months Ending